UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 9, 2010

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 445-5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2010, Hudson Pacific Properties, Inc. (the “Company,” “we,” “us,” or “our”) issued a press release regarding our third quarter 2010 financial results. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

Also on November 9, 2010, we made available on our website (www.hudsonpacificproperties.com) certain supplemental information concerning our financial results and operations for the third quarter ended September 30, 2010. A copy of the supplemental information is furnished herewith as Exhibit 99.2, which is incorporated herein by reference.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

As discussed in Item 2.02 above, we issued a press release regarding our third quarter 2010 financial results and made available on our website certain supplemental information relating to the third quarter 2010 financial results.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated November 9, 2010 regarding third quarter 2010 earnings.

99.2**	Supplemental Operating and Financial Data for the quarter ended September 30, 2010.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.

Date: November 9, 2010	By:	/S/ MARK T. LAMMAS
Mark T. Lammas
Chief Financial Officer